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                                                                       FORM 10-Q


EXHIBIT 10.3

SECOND AMENDMENT TO FINANCING AGREEMENT

         THIS SECOND AMENDMENT TO FINANCING AGREEMENT (the "Second Amendment") dated as of June 28, 2002, is by and among ENCORE WIRE LIMITED, a Texas limited partnership ("Borrower"), BANK OF AMERICA, N.A., a national banking association, and COMERICA BANK-TEXAS ("Comerica Bank"), a state banking association, in their individual capacities as "Lenders" (as such term is defined herein), and BANK OF AMERICA, N.A., a national banking association, as agent for itself and other Lenders (in such capacity, together with its successors in such capacity, the "Agent").

WITNESSETH:

         WHEREAS, the Borrower, the Agent and the Lenders are parties to the Financing Agreement, dated as of August 31, 1999, as amended by that certain First Amendment to Financing Agreement, dated as of June 27, 2000 (said Financing Agreement, as amended, the "Financing Agreement"), pursuant to which the Lenders agreed to make certain loans available to the Borrower upon the terms and conditions contained in the Financing Agreement;

         WHEREAS, the parties to the Financing Agreement desire to amend the Financing Agreement to make certain changes to the terms therein upon the terms and conditions set forth below;

         NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders, and the Agent agree as follows:

         SECTION 1. Terms. All capitalized terms defined in the Financing Agreement and not otherwise defined herein shall have the same definitions when used herein as set forth in the Financing Agreement as amended.

         SECTION 2. Amendment of Section 1.21. Section 1.21 of the Financing Agreement is amended and restated in its entirety to read as follows:

"Contract Term" means the period beginning on the effective date specified in the preamble of this Agreement and continuing through May 31, 2005.

         SECTION 3. Amendment of definition in Section 3.1.6. The definition of "Applicable Margin" contained in Section 3.1.6 of the Financing Agreement is amended and restated in its entirety to read as follows:


"Applicable Margin" means the per annum percentages, applicable in the case of Prime Based Loans and LIBOR Based Loans, respectively, under the specified conditions, as follows:



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                                                                       FORM 10-Q




FUNDED DEBT                          APPLICABLE MARGIN FOR PRIME BASED   APPLICABLE MARGIN FOR LIBOR BASED
TO EBITDA                            LOANS                               LOANS
-----------                          ---------------------------------   ---------------------------------

Less than or equal to 1.00 to 1.0    Prime minus one percent per annum   Three-fourths of one percent per
                                     (1.00%)                             annum (0.750%)

Greater than 1.00 to 1.0 and less    Prime minus one percent per annum   Seven-eighths of one percent per
than or equal to 1.50 to 1.0         (1.00%)                             annum (0.875%)

Greater than 1.50 to 1.0 and less    Prime minus one percent per annum   One percent per annum (1.00%)
than or equal to 2.10 to 1.0         (1.00%)

Greater than 2.10 to 1.0 and less    Prime minus one percent per annum   One and one-eighths of one
or equal to 2.75 to 1.0              (1.00%)                             percent per annum (1.125%)

Greater than 2.75 to 1.0             Prime minus one percent per annum   One and one-quarter of one
                                     (1.00%)                             percent per annum (1.250%)

The Applicable Margin shall be measured and determined according to the quarterly consolidated financial statements delivered to Agent under paragraph
7.6. Any adjustment in the Applicable Margin after the Effective Date shall be deemed effective as of the first day following the receipt by the Agent of the financial statements referred to in the immediately preceding sentence.

SECTION 4. Amendment of Section 7.21(a)3. Section 7.21(a)3 is amended and restated in its entirety to read as follows:

3. Capital Expenditures. Capital Expenditures shall not exceed (a) $17,000,000 during fiscal year 2002 and (b) $10,000,000 in any fiscal year thereafter.

SECTION 5. Amendment of Section 7.35. Section 7.35 is amended and restated in its entirety to read as follows:

         7.35 Acquisitions. Borrower shall not purchase or otherwise acquire assets from any Person outside the ordinary course of business of Borrower, except for purchases or acquisitions of equipment in an aggregate amount of which when added to all other Capital Expenditures for such year do not exceed
(a) $17,000,000 during fiscal year 2002 and (b) $10,000,000 in any fiscal year thereafter.

SECTION 6. Amendment of each Lender's Commitment. The Commitment of Bank of America, N.A. of $50,000,000 shall be revised and reduced to $40,000,000. The Commitment of Comerica Bank shall be revised and increased to $25,000,000. In connection therewith, the Borrower shall execute and deliver a $40,000,000 replacement Revolving Note payable to the order of Bank of America, N.A. and a $25,000,000 replacement Revolving Note payable to the order of Comerica Bank, N.A., (collectively, the "Replacement Revolving Notes").

SECTION 7. Purchase by Lenders. Simultaneously with the satisfaction of the conditions precedent set forth in Section 8 hereof, to the extent that there are any outstanding Loans and Letter of Credit Liabilities, Comerica Bank shall purchase without recourse an amount of Bank of America's outstanding Loans and Letter of Credit Liabilities such that after giving effect to this Second Amendment, the percentage of each Lender's outstanding Loans and Letter of Credit Liabilities shall be equal to each such Lender's Commitment Percentages as revised pursuant to this Second Amendment.


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SECTION 8. Conditions Precedent. This Second Amendment shall not be effective until the Agent shall have received:

(a) executed signature pages from the Borrower, the Agent and the Lenders;

(b) executed Replacement Revolving Notes;

(c) a confirmation by each of the Guarantors of such Guarantor's obligations under the Guaranties and the other Loan Documents executed by such Guarantor;

(d) a renewal fee in the amount of $40,000 to be divided among the Lenders on a pro rata basis in accordance with their respective Commitment Percentages, as revised by this Second Amendment;

(e) all reasonable fees and expenses in connection with this Second Amendment and the other Loan Documents, including legal and other professional fees and expenses incurred on or prior to the date of this Second Amendment by the Agent, and including, without limitation, the reasonable fees and expenses of Winstead Sechrest & Minick P.C.; and

(f) such other documents, instruments, and certificates, in form and substance satisfactory to Agent and the Lenders, as the Agent and the Lenders shall deem necessary or appropriate in connection with this Second Amendment and the transactions contemplated hereby.

         SECTION 9. Applicable Margin Adjustment. Provided this Second Amendment becomes effective, the amendment of the definition of Applicable Margin set forth in Section 3 hereof shall be effective on **[TO BE CLOSING DATE]**, 2002, notwithstanding anything in such definition to the contrary.

         SECTION 10. Termination of Second Amendment. This Second Amendment shall terminate and be of no further force and effect, without any notice or other action by the Lenders or the Administrative Agent, upon the failure of the Borrower to deliver such certificates of existence, good standing, qualification, incumbency, certified resolutions of Boards of Directors and certified copies of articles of incorporation and partnership certificates with respect to Borrower, EWC GP, EWC LP, Aviation and Parent as Agent may reasonably requested, by July 10, 2002.

         SECTION 11. Further Assurances. The Borrower shall execute and deliver such further agreements, documents, instruments, and certificates in form and substance satisfactory to the Agent, as the Agent or any Lender may deem necessary or appropriate in connection with this Second Amendment.

         SECTION 12. No Waiver. Nothing contained in this Second Amendment shall be construed as a waiver by Agent or the Lenders of any covenants or provisions of the Financing Agreement, the other Loan Documents, this Second Amendment, or of any other contract or instrument between Borrower, Agent and/or Lenders, and the failure of Agent or Lenders at any time or times hereafter to require strict performance by Borrower of any provisions thereof shall not waive, affect or diminish any right of Agent or the Lenders to thereafter demand strict compliance therewith. Agent and the Lenders hereby reserve all rights granted under the Financing Agreement, and the other Loan Documents, this Second Amendment and any other contract or instrument between the Borrower, Agent and/or the Lenders.

         SECTION 13. Representations and Warranties. The Borrower and each Guarantor by its execution below represent and warrant to the Lenders and the Agent that (a) the execution, delivery and performance of this Second Amendment, the Replacement Revolving Notes and any and all other Loan Documents executed and/or


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delivered in connection herewith have been authorized by all requisite corporate action on the part of the Borrower and Guarantors and will not violate the Articles of Incorporation, Bylaws or other governing documents of the Borrower or any Guarantor; (b) the representations and warranties contained in the Financing Agreement and other Loan Documents are true and correct on the date hereof both before and after giving effect to this Second Amendment; (c) there exists no Event of Default or Default under the Financing Agreement both before and after giving effect to this Second Amendment; (d) each of Borrower and each Guarantor is in full compliance with all covenants and agreements applicable to it contained in the Financing Agreement and the other Loan Documents, as amended hereby; (e) the Financing Agreement, as amended hereby, and the other Loan Documents remain in full force and effect; and (f) no notice to, or consent of, any Person is required under the terms of any agreement of the Borrower or any Guarantor in connection with the execution of this Second Amendment and the Replacement Revolving Notes.

         SECTION 14. Ratification. The terms and provisions set forth in this Second Amendment shall modify and supersede all inconsistent terms and provisions in the Financing Agreement and the other Loan Documents, and, except as expressly modified and superseded by this Second Amendment, the terms and provisions of the Financing Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The Borrower, Agent and the Lenders agree that the Financing Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

         SECTION 15. Counterparts. This Second Amendment and the other Loan Documents may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. In making proof of any such agreement, it shall not be necessary to produce or account for any counterpart other than one signed by the party against which enforcement is sought.

         SECTION 16. ENTIRE AGREEMENT. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS AMONG THE PARTIES, AND EACH OF THE BORROWER, ITS SUBSIDIARIES, THE AGENT, AND EACH LENDER SPECIFICALLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT ANY OF THEM MAY HAVE TO CLAIM THAT THERE EXISTS AN ORAL AGREEMENT AMONG ANY OF THE PARTIES HERETO.

         SECTION 17. GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAW.

         SECTION 18. WAIVER OF TRIAL BY JURY. THE PARTIES HERETO AGREE THAT NO PARTY HERETO SHALL REQUEST A TRIAL BY JURY IN THE EVENT OF LITIGATION BETWEEN OR AMONG THEM CONCERNING THIS SECOND AMENDMENT OR ANY OTHER LOAN DOCUMENTS OR ANY CLAIMS OR TRANSACTIONS IN CONNECTION THEREWITH, IN EITHER A STATE OR FEDERAL COURT, THE RIGHT TO TRIAL BY JURY BEING EXPRESSLY WAIVED BY ALL PARTIES HERETO. THE AGENT, EACH LENDER AND THE BORROWER


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ACKNOWLEDGES THAT SUCH WAIVER IS MADE WITH FULL KNOWLEDGE AND UNDERSTANDING OF
THE NATURE OF THE RIGHTS AND BENEFITS WAIVED HEREBY, AND WITH THE BENEFIT OF ADVICE OF COUNSEL OF ITS CHOOSING.

THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK


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IN WITNESS WHEREOF, the parties have caused this Second Amendment to be executed by their respective duly authorized officers as of the date first written above.

BORROWER:

ENCORE WIRE LIMITED

By: EWC GP Corp., its general partner

         By:         /s/ Daniel L. Jones
                  --------------------------
                  Daniel L. Jones, President

LENDERS AND AGENT:

BANK OF AMERICA, N.A.,
as Agent


         By:         /s/ Suzanne M. Paul
                   -----------------------
                  Suzanne M. Paul
                  Vice President

BANK OF AMERICA, N.A.,
as a Lender


         By:         /s/ Steven Mackenzie
                  -----------------------
                  Steven Mackenzie
                  Vice President

COMERICA BANK-TEXAS,
as a Lender

         By:         /s/ Eric J. Angonia
                  -------------------------
         Name:    Eric J. Angonia
                  -------------------------
         Title:   Corporate Banking Officer
                  -------------------------